UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.17

ANNUAL REPORT

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Alternative Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

December 15, 2017

This report provides management’s discussion of fund performance for AB All Market Alternative Return Portfolio for the annual reporting period ended October 31, 2017.

The Fund’s investment objective is long-term capital appreciation.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO
Class A Shares	-2.01%	-3.22%
Class C Shares[1]	-2.27%	-3.83%
Advisor Class Shares[2]	-1.89%	-3.04%
Bloomberg Barclays 3-Month T-Bill Index	0.50%	0.73%
Lipper Alternative Multi-Strategy Funds Average	1.80%	4.66%

1	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 3-Month Treasury Bill (“T-Bill”) Index, and to the Lipper Alternative Multi-Strategy Funds Average (the “Lipper Average”), for the six- and 12-month periods ended October 31, 2017. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some of the funds have different investment policies and sales and management fees and fund expenses.

All share classes of the Fund underperformed both the benchmark and the Lipper Average for both periods, before sales charges. Within the Fund’s long/short equity strategy for the 12-month period, single stock and country allocation contributed, relative to the benchmark. The long/short strategies in fixed income, commodities and developed-market currencies detracted. Equity volatility selling (i.e., derivative instruments, the return on which explicitly depends on the falling volatility of the price of the underlying equities) and emerging-market currency contributed. Long positions in emerging-market currency, most notably the Argentine peso, added to performance.

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Within the Fund’s equity strategy for the six-month period, single stock and country allocation contributed. Emerging and developed currency as well as commodity strategies detracted. Equity volatility selling and fixed income contributed to returns. Long positions in emerging-market currencies, most notably the Argentine peso, added to performance.

The Fund utilized derivatives for hedging and investment purposes for the 12-month period, including equity index futures, currency forwards and variance swaps, which contributed to absolute performance over the period, while interest rate swaps, bond futures and commodity futures detracted. For the six-month period, equity index futures, interest rate swaps and variance swaps were used, which contributed to performance, while currency forwards and commodity futures detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

The beginning of the 12-month period ended October 31, 2017, was dominated by the US presidential election. Markets rallied after the election of Donald Trump in response to anticipated expansionary fiscal policies and pro-business regulatory policies. Following that, markets focused on recovering economic data, improving global growth and continued supportive global monetary policy. Markets were also driven at times by concern around changes in the European Central Bank’s quantitative easing policy and continued policy tightening by the US Federal Reserve (the “Fed”). Uncertainty surrounding trade and tax policy, as well as lingering geopolitical risks caused periods of rising volatility, which were brief and not extreme. Market inflation expectations for the US rose at the end of 2016 as investors priced in the impact of potential stimulus and fiscal policy by the newly elected president, which could boost demand and drive up inflation. This hurt defensive assets and yield plays such as bonds, gold, and real estate, as Treasury yields rose on the market’s increased expectations on interest rate hikes by the Fed in 2017 and beyond.

Over the course of both periods, the Fund’s Senior Investment Management Team (the “Team”) maintained exposure to a broad set of long/short factors across asset classes, including equities, fixed income, currencies and commodities. Within the Fund’s allocation to these factors, the Team increased exposure to equity strategies and fixed-income strategies. The Team modestly decreased exposure to commodity and currency strategies. Exposure to volatility selling strategies were maintained at near constant levels.

The market rally continued throughout 2017 as risk assets experienced robust growth in an extremely low-volatility environment characterized by accommodative monetary policies and strong corporate balance sheets. Commodity prices recovered during this period, and interest rates rose as well. Despite several geopolitical issues throughout the year such as the French election and escalating tensions between the US and North Korea, market downturns were short-lived. Near the end of the reporting period,

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several macroeconomic events surfaced including the aftermath of several hurricanes, the release of the White House’s tax-reform plan and the Fed’s guidance on interest-rate trajectory.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional or “alternative” investment strategies (the “Strategies”). The Fund utilizes the Adviser’s fundamental and quantitative research to identify and implement Strategies that in the aggregate are expected to deliver moderate absolute returns with low correlation to traditional asset classes such as equity and fixed-income securities. The Adviser seeks to identify tactical investment opportunities within and across these Strategies and to actively adjust the Fund’s exposure to each Strategy, and to different approaches within each Strategy in order to improve returns and control risks.

The Fund may utilize all or some of the following Strategies:

+

The Fund takes long positions in certain securities or instruments in the expectation that they will increase in value and taking short positions in other securities or instruments in the expectation that they will decrease in value. The Fund may take long positions through the direct purchase of securities and/or through derivative instruments, and may likewise take short positions through short sales and/or derivatives. In a short sale transaction, the Fund sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender.

Under this Strategy, the Adviser may consider different factors, such as valuation and price momentum, in determining the securities and instruments in which to take long and short positions. The Fund may invest in one or more countries, and may focus on a specified sector, industry or market capitalization at any given time. This Strategy may include equity volatility strategies, in which the Fund would take long and short positions in equity volatility derivatives (i.e., derivative instruments the return on which explicitly depends on some measure of the volatility of the price of the underlying asset) where the Adviser deems such positions attractive.

+

The Fund may take a similar approach in seeking to identify and benefit from price discrepancies between and among various currencies, interest rates, credit instruments and commodities. This Strategy attempts to exploit these discrepancies through long and

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(continued on next page)

short positions in related assets. In connection with this Strategy, the Fund may also invest in volatility derivatives related to currencies, interest rates, credit instruments and commodities.

+

The Fund may also seek to identify and exploit opportunities across global asset classes and indexes. Unlike the approach described in the previous paragraph, this Strategy focuses on opportunities across asset classes rather than opportunities within asset classes. This Strategy is driven primarily by considerations relating to asset classes and countries, including considerations of a macroeconomic or technical nature, rather than “bottom-up” individual security analysis. As part of this Strategy, the Fund may invest in all major markets—equity, fixed-income (including both interest rate and credit instruments), real estate investment trusts (“REITs”), currencies and commodities, though not always at the same time—and may take both long and short positions in these markets.

In pursuing its objective, the Fund expects to invest in a wide range of securities and financial instruments, including equity and fixed-income securities and related derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund’s fixed-income investments may be of any quality or maturity and include corporate obligations, obligations of US and foreign governments, and mortgage-backed or other types of asset-backed securities. The Fund may also invest in REITS, currencies and currency derivatives, and commodity derivatives. Some of the Strategies will frequently be implemented through sector-based and index-based derivatives or exchange-traded funds, rather than through specific securities or derivatives related to specific securities.

Derivatives, such as options, futures contracts, forwards and swaps, may provide more efficient and economical exposure to market segments than direct investments. The Fund’s market exposures may at times be achieved almost entirely through the use of derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. The Fund’s use of derivatives is expected to create aggregate notional exposure substantially in excess of the Fund’s net assets, effectively leveraging the Fund. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in

(continued on next page)

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cash or invested in cash equivalents, such as short-term US government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein All Market Alternative Return Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and foreign currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 3-Month T-Bill Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 3-Month T-Bill Index represents the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of the Fund’s assets among different Strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value (“NAV”) when one of these asset classes is performing better or worse than others.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund intends to use leveraging techniques to a significant extent, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

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DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/9/20151 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Alternative Return Portfolio Class A shares (from 3/9/20151 to 10/31/2017) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 3/9/2015.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.22%	-7.37%
Since Inception[1]	-0.18%	-1.79%
CLASS C SHARES
1 Year	-3.83%	-4.64%
Since Inception[1]	-0.89%	-0.89%
ADVISOR CLASS SHARES[2]
1 Year	-3.04%	-3.04%
Since Inception[1]	0.04%	0.04%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 3.79%, 4.62% and 3.54% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than advisory fees of any AB mutual funds in which Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.24%, 1.99% and 0.99% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Inception date: 3/9/2015.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-5.95%
Since Inception[1]	-1.99%
CLASS C SHARES
1 Year	-3.27%
Since Inception[1]	-1.07%
ADVISOR CLASS SHARES[2]
1 Year	-1.57%
Since Inception[1]	-0.10%

1	Inception date: 3/9/2015.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$979.90	$5.24	1.05%	$5.59	1.12%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%	$5.70	1.12%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$977.30	$8.72	1.75%	$9.07	1.82%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%	$9.25	1.82%
Advisor Class
Actual	$1,000	$981.10	$4.64	0.93%	$4.94	0.99%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%	$5.04	0.99%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $229.3

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$2,077,501	0.9%
JPMorgan Chase & Co.	1,399,183	0.6
UnitedHealth Group, Inc.	1,260,269	0.6
Microsoft Corp.	1,244,539	0.5
Procter & Gamble Co. (The)	1,235,180	0.5
Alphabet, Inc. – Class C	1,204,899	0.5
HSBC Holdings PLC	1,181,042	0.5
Mastercard, Inc. – Class A	1,127,677	0.5
Boeing Co. (The)	1,063,135	0.5
Facebook, Inc. – Class A	1,037,145	0.5
	$12,830,570	5.6%

1	All data are as of October 31, 2017. The Fund’s asset class breakdown includes derivatives exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 48.3%
Information Technology – 8.8%
Communications Equipment – 0.8%
Cisco Systems, Inc.	12,408	$423,733
F5 Networks, Inc.(a)	5,730	694,877
Telefonaktiebolaget LM Ericsson – Class B	123,677	778,309

		1,896,919

Electronic Equipment, Instruments & Components – 0.3%
Avnet, Inc.	17,060	678,988

Internet Software & Services – 1.7%
Alphabet, Inc. – Class A(a)	383	395,654
Alphabet, Inc. – Class C(a)	796	809,245
eBay, Inc.(a)	20,590	775,008
Facebook, Inc. – Class A(a)	5,760	1,037,145
Mixi, Inc.	13,600	663,026
Updater, Inc.(a)	235,340	209,837

		3,889,915

IT Services – 1.2%
DXC Technology Co.	8,414	770,049
Mastercard, Inc. – Class A	7,580	1,127,677
Visa, Inc. – Class A	770	84,685
Western Union Co. (The) – Class W	36,250	719,925

		2,702,336

Semiconductors & Semiconductor Equipment – 1.7%
Applied Materials, Inc.	16,085	907,677
Intel Corp.	967	43,989
KLA-Tencor Corp.	7,290	793,808
Lam Research Corp.	4,090	853,051
Shindengen Electric Manufacturing Co., Ltd.	5,300	361,789
STMicroelectronics NV	35,770	842,073

		3,802,387

Software – 1.9%
Adobe Systems, Inc.(a)	4,161	728,841
Electronic Arts, Inc.(a)	6,240	746,304
Intuit, Inc.	1,140	172,163
Microsoft Corp.	14,962	1,244,539
Nexon Co., Ltd.(a)	25,100	675,168
Oracle Corp.	5,587	284,378
salesforce.com, Inc.(a)	5,586	571,671

		4,423,064

Technology Hardware, Storage & Peripherals – 1.2%
Apple, Inc.	12,290	2,077,501

16 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NEC Corp.	25,200	$691,479

		2,768,980

		20,162,589

Financials – 7.6%
Banks – 3.1%
Bank of America Corp.	17,300	473,847
Citigroup, Inc.	5,000	367,500
Commerzbank AG(a)	51,870	718,819
HSBC Holdings PLC	120,945	1,181,042
JPMorgan Chase & Co.	13,907	1,399,183
Nordea Bank AB	18,120	218,975
PNC Financial Services Group, Inc. (The)	5,758	787,637
Raiffeisen Bank International AG(a)	12,580	437,484
Standard Chartered PLC(a)	60,960	607,154
Swedbank AB – Class A	26,100	647,743
Wells Fargo & Co.	4,570	256,560

		7,095,944

Capital Markets – 1.0%
3i Group PLC	35,540	453,567
Ameriprise Financial, Inc.	4,758	744,817
Cboe Global Markets, Inc.	6,470	731,498
Deutsche Bank AG (REG)	16,310	267,308

		2,197,190

Diversified Financial Services – 1.2%
AMP Ltd.	119,520	455,491
Berkshire Hathaway, Inc. – Class B(a)	840	157,030
Industrivarden AB – Class C	25,980	667,596
Investor AB – Class B	14,350	710,994
Kinnevik AB	20,200	662,598

		2,653,709

Insurance – 2.2%
Aegon NV	122,740	724,639
Aflac, Inc.	8,735	732,779
Ageas	15,250	739,550
American Financial Group, Inc./OH	6,320	666,697
American International Group, Inc.	12,519	808,853
Prudential Financial, Inc.	6,775	748,366
Unum Group	13,370	695,775

		5,116,659

Thrifts & Mortgage Finance – 0.1%
OneSavings Bank PLC	53,630	288,651

		17,352,153

Industrials – 6.5%
Aerospace & Defense – 0.5%
Boeing Co. (The)	4,121	1,063,135
Safran SA	1,371	144,397

		1,207,532

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 0.8%
Air Canada(a)	17,570	$348,104
Air France-KLM(a)	9,070	142,015
Deutsche Lufthansa AG (REG)	23,670	760,466
Qantas Airways Ltd.	140,840	664,713

		1,915,298

Building Products – 0.3%
Allegion PLC	8,320	693,805

Commercial Services & Supplies – 0.3%
Toppan Printing Co., Ltd.	57,000	579,902

Construction & Engineering – 1.1%
ACS Actividades de Construccion y Servicios SA	16,430	647,655
Hazama Ando Corp.	46,100	375,865
Kajima Corp.	68,000	705,261
Maire Tecnimont SpA	11,350	63,641
Sumitomo Mitsui Construction Co., Ltd.	53,000	326,511
Taisei Corp.	8,200	454,337

		2,573,270

Electrical Equipment – 0.2%
OSRAM Licht AG	5,650	432,619

Industrial Conglomerates – 0.7%
3M Co.	2,471	568,799
CITIC Ltd.	170,000	249,039
General Electric Co.	6,510	131,242
Honeywell International, Inc.	4,795	691,247

		1,640,327

Machinery – 1.3%
AGCO Corp.	5,640	386,735
Caterpillar, Inc.	7,280	988,624
Illinois Tool Works, Inc.	5,098	797,939
MINEBEA MITSUMI, Inc.	41,500	760,824

		2,934,122

Marine – 0.1%
Mitsui OSK Lines Ltd.	8,100	248,033

Professional Services – 0.3%
Robert Half International, Inc.	12,760	660,585

Road & Rail – 0.9%
Central Japan Railway Co.	4,100	744,751
Nippon Express Co., Ltd.	10,300	653,561
Union Pacific Corp.	5,886	681,540

		2,079,852

		14,965,345

18 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 6.5%
Biotechnology – 2.2%
AbbVie, Inc.	9,070	$818,568
Alexion Pharmaceuticals, Inc.(a)	1,940	232,140
Amgen, Inc.	5,719	1,002,083
Celgene Corp.(a)	6,853	691,947
Gilead Sciences, Inc.	11,539	864,964
United Therapeutics Corp.(a)	5,160	611,924
Vertex Pharmaceuticals, Inc.(a)	4,830	706,291

		4,927,917

Health Care Equipment & Supplies – 1.1%
Baxter International, Inc.	1,136	73,238
Cochlear Ltd.	5,474	737,371
Hoya Corp.	5,300	287,953
Straumann Holding AG	1,040	726,128
Varian Medical Systems, Inc.(a)	6,470	674,109

		2,498,799

Health Care Providers & Services – 1.8%
Centene Corp.(a)	7,170	671,614
Humana, Inc.	3,200	817,120
McKesson Corp.	5,090	701,809
UnitedHealth Group, Inc.	5,995	1,260,269
WellCare Health Plans, Inc.(a)	3,496	691,299

		4,142,111

Life Sciences Tools & Services – 0.0%
Mettler-Toledo International, Inc.(a)	101	68,946

Pharmaceuticals – 1.4%
Johnson & Johnson	4,275	595,978
Merck & Co., Inc.	18,265	1,006,219
Novartis AG (REG)	1,027	84,706
Novo Nordisk A/S – Class B	19,400	965,903
Orion Oyj – Class B	1,753	71,846
Pfizer, Inc.	10,810	378,999
Roche Holding AG	390	90,141

		3,193,792

		14,831,565

Consumer Discretionary – 6.4%
Automobiles – 0.4%
Fiat Chrysler Automobiles NV(a)	42,260	730,729
General Motors Co.	5,740	246,705
Mazda Motor Corp.	4,900	70,735

		1,048,169

Diversified Consumer Services – 0.3%
Benesse Holdings, Inc.	19,000	644,103

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.0%
Aristocrat Leisure Ltd.	21,733	$392,895
Flight Centre Travel Group Ltd.	19,120	685,478
InterContinental Hotels Group PLC	3,048	168,863
Thomas Cook Group PLC	216,890	345,085
Wynn Macau Ltd.	271,200	696,254

		2,288,575

Household Durables – 0.6%
Electrolux AB – Class B	20,250	715,768
Sharp Corp./Japan(a)	20,500	652,147

		1,367,915

Internet & Direct Marketing Retail – 0.8%
Amazon.com, Inc.(a)	711	785,854
Expedia, Inc.	4,830	602,108
Netflix, Inc.(a)	2,130	418,396

		1,806,358

Leisure Products – 0.4%
Sankyo Co., Ltd.	18,200	587,452
Sega Sammy Holdings, Inc.	31,400	442,028

		1,029,480

Media – 1.3%
CBS Corp. – Class B	10,761	603,907
Comcast Corp. – Class A	2,840	102,325
DHX Media Ltd.	84,340	280,458
Discovery Communications, Inc. – Class A(a)	9,197	173,639
Discovery Communications, Inc. – Class C(a)	24,772	441,189
ITV PLC	272,700	596,098
News Corp. – Class A	45,909	627,117
Time Warner, Inc.	1,550	152,350
Walt Disney Co. (The)	440	43,036

		3,020,119

Multiline Retail – 0.6%
Dollarama, Inc.	6,110	680,147
Next PLC	9,310	608,563

		1,288,710

Specialty Retail – 0.3%
Best Buy Co., Inc.	11,408	638,620
Home Depot, Inc. (The)	514	85,211

		723,831

Textiles, Apparel & Luxury Goods – 0.7%
Coats Group PLC	327,080	371,639
HUGO BOSS AG	7,757	693,781
Ralph Lauren Corp.	4,970	444,467

		1,509,887

		14,727,147

20 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 4.2%
Beverages – 0.1%
Coca-Cola Co. (The)	2,050	$94,259

Food & Staples Retailing – 0.5%
Distribuidora Internacional de Alimentacion SA	89,402	437,264
J Sainsbury PLC	212,898	685,579
Wal-Mart Stores, Inc.	1,332	116,297

		1,239,140

Food Products – 1.6%
a2 Milk Co., Ltd./New Zealand(a)	65,890	391,190
a2 Milk Co., Ltd./Australia(a)	32,260	188,592
Archer-Daniels-Midland Co.	16,600	678,442
Bunge Ltd.	10,280	707,058
Campbell Soup Co.	14,115	668,627
Conagra Brands, Inc.	17,110	584,478
Nestle SA (REG)	3,340	281,023
Tyson Foods, Inc. – Class A	2,434	177,463

		3,676,873

Household Products – 0.5%
Procter & Gamble Co. (The)	14,306	1,235,180

Personal Products – 0.6%
Best World International Ltd.	257,900	281,357
Estee Lauder Cos., Inc. (The) – Class A	6,620	740,182
Nu Skin Enterprises, Inc. – Class A	4,410	280,520

		1,302,059

Tobacco – 0.9%
Altria Group, Inc.	15,750	1,011,465
Philip Morris International, Inc.	9,900	1,035,936

		2,047,401

		9,594,912

Materials – 3.4%
Chemicals – 1.3%
Covestro AG(b)	8,576	824,407
Methanex Corp.	13,830	673,973
Mitsubishi Gas Chemical Co., Inc.	29,800	728,987
Orica Ltd.	39,660	635,240
Tosoh Corp.	8,600	185,594

		3,048,201

Construction Materials – 0.2%
Forterra PLC(b)	88,430	352,345

Containers & Packaging – 0.1%
CCL Industries, Inc. – Class B	7,280	350,880

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Metals & Mining – 1.8%
Anglo American PLC	38,350	$723,396
Barrick Gold Corp. (Toronto)	8,540	123,390
BlueScope Steel Ltd.	14,437	142,133
Ferrexpo PLC	68,090	229,883
IAMGOLD Corp.(a)	30,040	164,858
KAZ Minerals PLC(a)	24,600	265,618
Kinross Gold Corp.(a)	151,820	600,172
Lundin Mining Corp.	43,750	333,695
Newmont Mining Corp.	8,170	295,427
Norsk Hydro ASA	35,200	272,390
Taseko Mines Ltd.(a)	143,550	314,895
Teck Resources Ltd. – Class B	31,450	642,603

		4,108,460

		7,859,886

Energy – 2.1%
Energy Equipment & Services – 0.5%
TechnipFMC PLC(a)	24,450	669,686
Trican Well Service Ltd.(a)	99,400	373,684

		1,043,370

Oil, Gas & Consumable Fuels – 1.6%
Chevron Corp.	1,355	157,031
China Aviation Oil Singapore Corp., Ltd.	216,500	281,266
Enerplus Corp.	5,880	53,919
Exxon Mobil Corp.	6,480	540,108
HollyFrontier Corp.	17,040	629,628
Marathon Petroleum Corp.	13,390	799,918
Royal Dutch Shell PLC – Class A	5,570	175,342
Valero Energy Corp.	10,428	822,665
Whitehaven Coal Ltd.(a)	95,570	273,160

		3,733,037

		4,776,407

Utilities – 1.4%
Electric Utilities – 0.5%
Power Assets Holdings Ltd.	69,000	598,169
Tokyo Electric Power Co. Holdings, Inc.(a)	154,400	633,753

		1,231,922

Independent Power and Renewable Electricity Producers – 0.1%
Drax Group PLC	32,940	121,527

Multi-Utilities – 0.8%
CenterPoint Energy, Inc.	23,287	688,829
Centrica PLC	198,953	448,673
RWE AG(a)	30,080	756,327

		1,893,829

		3,247,278

22 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Real Estate – 1.3%
Equity Real Estate Investment Trusts (REITs) – 0.8%
Colony NorthStar, Inc. – Class A		57,160	$701,925
Equinix, Inc.		1,620	750,870
Iron Mountain, Inc.		10,760	430,400

			1,883,195

Real Estate Management & Development – 0.5%
Kerry Properties Ltd.		154,000	693,046
Yanlord Land Group Ltd.		232,900	306,043

			999,089

			2,882,284

Telecommunication Services – 0.1%
Diversified Telecommunication Services – 0.1%
AT&T, Inc.		5,404	181,845
Verizon Communications, Inc.		2,101	100,575

			282,420

Total Common Stocks (cost $105,650,621)			110,681,986

		Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption Expiration: Jan 2018; Contracts: 12,000,000; Exercise Rate: 2.43%; Counterparty: Citibank, NA(a)	USD	12,000,000	11,837
IRS Swaption Expiration: Jan 2018; Contracts: 10,900,000; Exercise Rate: 2.45%; Counterparty: Citibank, NA(a)	USD	10,900,000	10,094

Total Options Purchased – Puts (premiums paid $45,211)			21,931

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 43.2%
Governments – Treasuries – 19.3%
Japan – 19.3%
Japan Treasury Discount Bill Series 707 Zero Coupon, 12/11/17 (cost $46,450,435)	JPY	5,038,000	44,317,552

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Investment Companies – 17.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(c)(d)(e) (cost $39,743,114)		39,743,114	$39,743,114

		Principal Amount (000)
U.S. Treasury Bills – 6.6%
U.S. Treasury Bill
Zero Coupon, 11/16/17-1/25/18	$	2,000	1,996,983
Zero Coupon, 11/24/17-12/28/17(f)		13,000	12,987,156

Total U.S. Treasury Bills (cost $14,984,139)			14,984,139

Total Short-Term Investments (cost $101,177,688)			99,044,805

Total Investments – 91.5% (cost $206,873,520)			209,748,722
Other assets less liabilities – 8.5%			19,570,155

Net Assets – 100.0%			$229,318,877

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	595	December 2017	CAD	59,500		$63,327,847	$63,383,342	$55,495
Amsterdam Index Futures	17	November 2017	EUR	3		2,158,704	2,184,803	26,099
CAC 40 10 Euro Futures	99	November 2017	EUR	1		6,187,595	6,344,335	156,740
DAX Index Futures	15	December 2017	EUR	– 0	–**	5,539,737	5,775,615	235,878
FTSE 100 Index Futures	161	December 2017	GBP	2		15,792,247	15,967,916	175,669
FTSE/MIB Index Futures	11	December 2017	EUR	– 0	–**	1,423,536	1,459,056	35,520
IBEX 35 Index Futures	16	November 2017	EUR	– 0	–**	1,895,493	1,965,409	69,916
LME Copper Futures	14	December 2017	USD	– 0	–**	2,254,933	2,390,938	136,005
LME Lead Futures	62	November 2017	USD	2		3,855,872	3,734,725	(121,147)
LME Nickel Futures	28	November 2017	USD	– 0	–**	1,833,626	2,059,932	226,306
LME Primary Aluminum Futures	83	November 2017	USD	2		4,426,742	4,453,469	26,727
LME Tin Futures	43	November 2017	USD	– 0	–**	4,417,289	4,187,125	(230,164)

24 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
LME Zinc Futures	42	November 2017	USD	1		$2,951,829	$3,474,450	$522,621
MSCI Singapore IX ETS Futures	982	November 2017	SGD	98		26,837,143	27,300,191	463,048
TOPIX Index Futures	158	December 2017	JPY	1,580		22,242,309	24,497,955	2,255,646
U.S. T-Note 10 Yr (CBT) Futures	275	December 2017	USD	27,500		34,474,440	34,357,813	(116,627)

Sold Contracts
10 Yr Australian Bond Futures	222	December 2017	AUD	22,200		21,680,629	21,893,120	(212,491)
10 Yr Japan Bond (OSE) Futures	77	December 2017	JPY	7,700,000		101,992,195	101,896,926	95,269
Euro-Bund Futures	292	December 2017	EUR	29,200		55,375,644	55,357,143	18,501
Hang Seng Index Futures	35	November 2017	HKD	2		6,309,659	6,325,788	(16,129)
LME Copper Futures	14	December 2017	USD	– 0	–**	2,285,201	2,390,938	(105,737)
LME Lead Futures	62	November 2017	USD	2		3,650,706	3,734,725	(84,019)
LME Nickel Futures	28	November 2017	USD	– 0	–**	1,756,155	2,059,932	(303,777)
LME Primary Aluminum Futures	83	November 2017	USD	2		3,964,035	4,453,469	(489,434)
LME Tin Futures	43	November 2017	USD	– 0	–**	4,434,759	4,187,125	247,634
LME Zinc Futures	42	November 2017	USD	1		3,388,783	3,474,450	(85,667)
Long Gilt Futures	19	December 2017	GBP	1,900		3,195,973	3,137,449	58,524
Mini MSCI EAFE Futures	417	December 2017	USD	21		41,156,801	41,854,290	(697,489)
OMXS 30 Index Futures	334	November 2017	SEK	33		6,508,205	6,661,727	(153,522)

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Futures	584	December 2017	USD	29	$72,423,333	$75,122,840	$(2,699,507)
S&P/TSX 60 Index Futures	272	December 2017	CAD	54	37,310,177	39,873,374	(2,563,197)
SPI 200 Futures	223	December 2017	AUD	6	24,315,969	25,123,068	(807,099)

							$(3,880,408)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	36,174	USD	11,376	11/03/17	$318,163
Bank of America, NA	USD	11,039	BRL	36,174	11/03/17	18,897
Bank of America, NA	IDR	291,758,244	USD	21,540	11/16/17	44,879
Bank of America, NA	USD	11,520	RUB	667,717	11/22/17	(121,121)
Bank of America, NA	BRL	31,769	USD	10,172	12/04/17	499,489
Bank of America, NA	USD	32,588	PHP	1,664,915	12/13/17	(487,236)
Bank of America, NA	AUD	723	USD	571	12/18/17	17,465
Bank of America, NA	CHF	27,497	USD	29,053	12/18/17	1,404,606
Bank of America, NA	CLP	834,248	USD	1,347	12/18/17	37,292
Bank of America, NA	COP	1,030,817	USD	350	12/18/17	12,499
Bank of America, NA	CZK	558,219	USD	25,838	12/18/17	425,342
Bank of America, NA	GBP	20,355	USD	26,973	12/18/17	(99,230)
Bank of America, NA	HUF	2,234,868	USD	8,773	12/18/17	394,913
Bank of America, NA	PHP	93,560	USD	1,804	12/18/17	1,062
Bank of America, NA	PLN	161,186	USD	43,909	12/18/17	(382,091)
Bank of America, NA	SEK	137,797	USD	17,480	12/18/17	974,154
Bank of America, NA	USD	1,569	GBP	1,189	12/18/17	12,889
Bank of America, NA	USD	966	GBP	711	12/18/17	(20,506)
Bank of America, NA	USD	23,856	JPY	2,675,552	12/18/17	(273,256)
Bank of America, NA	USD	28,866	MXN	524,346	12/18/17	(1,729,285)
Bank of America, NA	USD	19,555	NOK	150,719	12/18/17	(1,081,353)
Bank of America, NA	USD	15,391	TRY	56,126	12/18/17	(797,795)
Bank of America, NA	USD	2,257	ZAR	31,138	12/18/17	(71,592)
Bank of America, NA	JPY	5,040,564	USD	46,835	12/22/17	2,396,069
Barclays Bank PLC	USD	23,757	IDR	313,598,065	11/16/17	(653,355)
Barclays Bank PLC	TWD	1,035,837	USD	34,710	11/22/17	297,099
Barclays Bank PLC	INR	68,090	USD	1,036	11/29/17	(13,541)
Barclays Bank PLC	USD	22,179	INR	1,429,046	11/29/17	(151,785)
Barclays Bank PLC	AUD	52,867	USD	41,240	12/18/17	795,752
Barclays Bank PLC	CAD	6,693	USD	5,403	12/18/17	212,573
Barclays Bank PLC	HKD	16,556	USD	2,125	12/18/17	914
Barclays Bank PLC	NZD	45,671	USD	32,541	12/18/17	1,313,897
Barclays Bank PLC	USD	11,835	EUR	10,071	12/18/17	(72,856)
Barclays Bank PLC	ZAR	260,664	USD	19,873	12/18/17	1,582,034
BNP Paribas SA	CAD	4,545	USD	3,747	12/18/17	222,448
BNP Paribas SA	GBP	811	USD	1,063	12/18/17	(15,386)
BNP Paribas SA	HUF	332,485	USD	1,252	12/18/17	5,447
BNP Paribas SA	JPY	106,829	USD	987	12/18/17	45,235
BNP Paribas SA	USD	36,102	AUD	44,722	12/18/17	(1,889,356)

26 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	22,098	NZD	30,361	12/18/17	$(1,339,595)
Credit Suisse International	USD	9,545	BRL	30,560	12/04/17	(240,892)
Credit Suisse International	PEN	141,480	USD	43,462	12/07/17	3,671
Credit Suisse International	NOK	148,445	USD	18,625	12/18/17	429,376
Credit Suisse International	USD	3,583	NZD	4,935	12/18/17	(208,235)
Credit Suisse International	USD	19,809	SEK	160,239	12/18/17	(614,881)
Credit Suisse International	USD	6,624	TRY	25,087	1/11/18	(146,680)
Deutsche Bank AG	BRL	36,174	USD	11,039	11/03/17	(18,897)
Deutsche Bank AG	USD	10,965	BRL	36,174	11/03/17	92,849
Deutsche Bank AG	BRL	36,174	USD	10,922	12/04/17	(90,612)
Deutsche Bank AG	CLP	4,042,607	USD	6,499	12/07/17	149,777
Deutsche Bank AG	COP	32,896,678	USD	11,139	12/07/17	360,257
Deutsche Bank AG	JPY	70,956	USD	644	12/18/17	18,663
Deutsche Bank AG	USD	18,181	CHF	17,703	12/18/17	(381,032)
Goldman Sachs Bank USA	USD	10,543	RUB	610,746	11/22/17	(116,366)
Goldman Sachs Bank USA	AUD	4,001	USD	3,184	12/18/17	123,038
Goldman Sachs Bank USA	CAD	1,045	USD	839	12/18/17	28,208
Goldman Sachs Bank USA	HKD	11,568	USD	1,482	12/18/17	(1,539)
Goldman Sachs Bank USA	USD	6,716	CAD	8,355	12/18/17	(237,158)
Goldman Sachs Bank USA	USD	16,922	CZK	371,487	12/18/17	(11,033)
Goldman Sachs Bank USA	USD	3,699	GBP	2,798	12/18/17	22,677
Goldman Sachs Bank USA	USD	1,485	HKD	11,568	12/18/17	(854)
Goldman Sachs Bank USA	USD	8,778	JPY	951,506	12/18/17	(391,393)
Goldman Sachs Bank USA	USD	1,826	PHP	93,559	12/18/17	(23,379)
Goldman Sachs Bank USA	USD	34,453	PLN	122,198	12/18/17	(875,766)
Goldman Sachs Bank USA	USD	9,578	TRY	33,501	12/18/17	(867,238)
Nomura Global Financial Products, Inc.	SEK	206,186	USD	25,926	12/18/17	1,228,123
Nomura Global Financial Products, Inc.	USD	901	NZD	1,223	12/18/17	(65,152)
Standard Chartered Bank	IDR	291,758,244	USD	21,526	11/16/17	30,576
Standard Chartered Bank	USD	16,335	CNY	108,484	11/16/17	11,496
Standard Chartered Bank	USD	15,617	CNY	103,087	11/16/17	(83,678)
Standard Chartered Bank	USD	13,100	TWD	397,526	11/22/17	106,568
Standard Chartered Bank	PHP	1,958,476	USD	37,890	12/13/17	130,038
State Street Bank & Trust Co.	AUD	1,259	USD	980	12/18/17	17,255
State Street Bank & Trust Co.	CAD	1,768	USD	1,418	12/18/17	46,932

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	2,215	USD	2,658	12/18/17	$71,109
State Street Bank & Trust Co.	GBP	276	USD	365	12/18/17	(1,787)
State Street Bank & Trust Co.	HKD	826	USD	106	12/18/17	41
State Street Bank & Trust Co.	HUF	72,541	USD	287	12/18/17	14,818
State Street Bank & Trust Co.	JPY	91,442	USD	823	12/18/17	17,389
State Street Bank & Trust Co.	NOK	3,085	USD	396	12/18/17	17,467
State Street Bank & Trust Co.	NZD	1,097	USD	787	12/18/17	36,659
State Street Bank & Trust Co.	SEK	7,904	USD	995	12/18/17	48,294
State Street Bank & Trust Co.	SGD	584	USD	431	12/18/17	2,160
State Street Bank & Trust Co.	THB	1,027,418	USD	31,064	12/18/17	132,273
State Street Bank & Trust Co.	USD	579	AUD	718	12/18/17	(29,747)
State Street Bank & Trust Co.	USD	227	CAD	290	12/18/17	(1,680)
State Street Bank & Trust Co.	USD	188	CHF	178	12/18/17	(8,526)
State Street Bank & Trust Co.	USD	8,796	EUR	7,314	12/18/17	(253,660)
State Street Bank & Trust Co.	USD	358	GBP	276	12/18/17	8,950
State Street Bank & Trust Co.	USD	106	HKD	826	12/18/17	(64)
State Street Bank & Trust Co.	USD	1,095	JPY	122,070	12/18/17	(19,286)
State Street Bank & Trust Co.	USD	503	NOK	3,953	12/18/17	(18,668)
State Street Bank & Trust Co.	USD	848	NZD	1,176	12/18/17	(44,345)
State Street Bank & Trust Co.	USD	1,336	SEK	10,573	12/18/17	(69,980)
State Street Bank & Trust Co.	USD	24	SGD	33	12/18/17	(32)
State Street Bank & Trust Co.	USD	54,784	THB	1,824,494	12/18/17	144,986
State Street Bank & Trust Co.	USD	16,211	KRW	18,355,252	1/18/18	212,414

						$517,283

28 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
NOK	232,720	5/02/27	6 Month NIBOR	1.901%	Semi- Annual/ Annual	$142,676
NOK	40,760	7/21/27	6 Month NIBOR	1.985%	Semi- Annual/ Annual	48,700
SEK	197,380	9/12/27	3 Month STIBOR	1.080%	Quarterly/ Annual	(93,542)
NZD	71,220	9/12/27	3 Month BKBM	2.993%	Quarterly/ Semi- Annual	(552,991)
CHF	12,790	10/09/27	0.298%	6 Month LIBOR	Annual/ Semi- Annual	(74,327)

						$(529,484)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Commodity Hedging Insights 2 Index	54,695	0.02%	Quarterly	USD	11,200	10/15/18	$(306,538)
Barclays Commodity Strategy 1673	8,599	0.30%	Quarterly	USD	4,600	10/15/18	147,558
Credit Suisse International
Credit Suisse Custom 139 Excess Return Index	32,516	0.41%	Quarterly	USD	8,800	10/15/18	(131,748)
Goldman Sachs International
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy	30,935	0.00%	Quarterly	USD	3,100	10/15/18	97,443
JPMorgan Chase Bank, NA
JPMorgan Cross Sectional Momentum R	22,592	0.48%	Quarterly	USD	4,900	10/15/18	98,615
JPMorgan Index	6,445	0.60%	Quarterly	USD	11,099	10/15/18	(167,799)
JPMorgan RCI-24 Index	15,775	0.50%	Quarterly	USD	4,300	10/15/18	95,817

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
MS Bespoke Equity Factors Gross Index	245,794	0.30%	Annual	USD	42,250	7/16/18	$202,367
MS Bespoke Equity Factors Gross Index	242,985	0.30%	Annual	USD	42,200	8/15/18	(225,945)

							$(190,230)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
S&P/ASX 200 Index, 1/18/18*	11.40%	Maturity	AUD	6	$1,590	$—	$1,590
Goldman Sachs International
FTSE 100 Index, 1/19/18*	11.96	Maturity	GBP	14	(6,887)	—	(6,887)
UBS AG iShares MSCI
Emerging Markets ETF, 1/19/18*	18.00	Maturity	USD	12	(15,250)	—	(15,250)
Nasdaq 100 Stock Index, 1/19/18*	16.70	Maturity	USD	23	2,693	—	2,693
Nikkei 225 Index, 1/12/18*	18.90	Maturity	JPY	1,575	(19,531)	—	(19,531)
Russell 2000 Index, 1/19/18*	17.20	Maturity	USD	4	117	—	117
S&P 500 Index, 1/19/18*	12.90	Maturity	USD	19	5,693	—	5,693

Sale Contracts
Citibank, NA
Nikkei 225 Index, 11/10/17*	16.00	Maturity	JPY	797	33,433	—	33,433
Nikkei 225 Index, 11/10/17*	14.10	Maturity	JPY	926	12,260	—	12,260
S&P/ASX 200 Index, 11/16/17*	10.85	Maturity	AUD	8	14,322	—	14,322
Goldman Sachs International
Euro STOXX 50 Index, 11/17/17*	12.50	Maturity	EUR	3	10,292	—	10,292
iShares MSCI Emerging Markets ETF, 11/17/17*	14.90	Maturity	USD	3	(919)	—	(919)
Nasdaq 100 Stock Index, 11/17/17*	14.70	Maturity	USD	12	(20,681)	—	(20,681)
S&P 500 Index, 11/17/17*	10.15	Maturity	USD	12	13,352	—	13,352

30 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
HSBC Bank USA
Nikkei 225 Index, 11/10/17*	16.00%	Maturity	JPY	1,370	$51,220		$—		$51,220
JPMorgan Chase Bank, NA
S&P 500 Index, 11/17/17*	10.35	Maturity	USD	9	19,338		—		19,338
S&P 500 Index, 11/17/17*	10.25	Maturity	USD	8	18,213		—		18,213

					$119,255	$	– 0	–	$119,255

*	Termination date

**	Notional amount less than $500.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $1,176,752 or 0.5% of net assets.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

CAC – Cotation Assistée en Continu (Continuous Assisted Quotation)

CBT – Chicago Board of Trade

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers Automated Quotations

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

The following table represents the 50 largest equity basket holdings underlying the total return swap with MS (Morgan Stanley) Bespoke Equity Factors Gross as of October 31, 2017.

Security Description	Shares	Market Value as of 10/31/17	Percent of Basket’s Net Assets
MS Bespoke Equity Factors Gross
RioCan Real Estate Investment Trust	46,472	$878,007	0.3%
Pinnacle West Capital Corp.	9,829	862,120	0.3%
Continental Resources Inc./OK	21,161	861,444	0.3%
Coty Inc.	55,253	844,712	0.3%
Southern Co/The	15,360	792,826	0.3%
AGNC Investment Corp.	39,645	790,967	0.3%
Weatherford International PLC	224,925	780,488	0.3%
Macquarie Infrastructure Corp.	11,131	758,179	0.3%
Avnet Inc.	19,083	756,151	0.3%
Patterson Cos Inc.	20,411	755,221	0.3%
Athene Holding Ltd.	14,479	754,799	0.3%
Sirius XM Holdings Inc.	135,144	733,672	0.3%
H&R Real Estate Investment Trust	44,572	732,743	0.3%
Shire PLC	148	729,194	0.3%
FirstEnergy Corp.	22,070	719,222	0.3%
Rolls-Royce Holdings PLC	549	709,842	0.3%
AltaGas Ltd.	31,020	703,335	0.3%
Charles Schwab Corp./The	15,493	693,448	0.3%
FLIR Systems Inc.	14,415	672,744	0.3%
Lennox International Inc.	3,494	667,843	0.3%
Crown Holdings Inc.	11,059	665,392	0.3%
Palo Alto Networks Inc.	4,512	664,209	0.3%
Dell Technologies Inc. Class V	8,023	664,040	0.3%
CI Financial Corp.	29,858	661,590	0.3%
Valero Energy Corp.	8,295	648,829	0.3%
PulteGroup Inc.	21,416	645,703	0.3%
Jack Henry & Associates Inc.	5,845	641,984	0.3%
Deutsche Lufthansa AG	19,981	641,731	0.3%
Oracle Corp.	12,452	633,788	0.2%
Tesla Inc.	1,902	630,576	0.2%
AGCO Corp.	9,181	628,210	0.2%
British American Tobacco PLC	97	626,689	0.2%
Liberty Property Trust	14,615	626,689	0.2%
Pearson PLC	671	626,689	0.2%
Atmos Energy Corp.	7,154	620,689	0.2%
Ingredion Inc.	4,948	620,182	0.2%
First Capital Realty Inc.	38,953	618,239	0.2%
Saipem SpA	146,869	617,309	0.2%
Pioneer Natural Resources Co.	4,119	616,548	0.2%
OGE Energy Corp.	16,715	615,788	0.2%
Cobham PLC	3,329	614,520	0.2%
VeriSign Inc.	5,631	605,394	0.2%
West Fraser Timber Co Ltd.	9,887	601,845	0.2%
AO Smith Corp.	10,021	593,225	0.2%
ConocoPhillips	11,571	591,873	0.2%
Linamar Corp.	9,717	589,000	0.2%
Ford Motor Co.	47,969	588,577	0.2%
AP Moller—Maersk A/S	316	585,704	0.2%
Coca-Cola Co/The	12,570	573,282	0.2%
Iron Mountain Inc.	14,377	566,268	0.2%
Other	9,048,649	222,116,833	86.8%

Total		$255,938,353	100.0%

See notes to financial statements.

32 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $167,130,406)	$170,005,608
Affiliated issuers (cost $39,743,114)	39,743,114
Cash	184,284
Cash collateral due from broker	19,607,265
Foreign currencies, at value (cost $1,009,435)	1,002,368
Unrealized appreciation on forward currency exchange contracts	14,539,182
Unrealized appreciation on total return swaps	641,800
Receivable for variation margin on exchange traded swaps	238,208
Unrealized appreciation on variance swaps	182,523
Unaffiliated dividends and interest receivable	118,045
Affiliated dividends receivable	23,514
Receivable for terminated total return swaps	9,047

Total assets	246,294,958

Liabilities
Unrealized depreciation on forward currency exchange contracts	14,021,899
Cash collateral due to broker	862,000
Unrealized depreciation on total return swaps	832,030
Payable for variation margin on futures	811,561
Advisory fee payable	66,289
Unrealized depreciation on variance swaps	63,268
Administrative fee payable	20,330
Transfer Agent fee payable	3,952
Directors’ fees payable	2,486
Distribution fee payable	10
Accrued expenses	292,256

Total liabilities	16,976,081

Net Assets	$229,318,877

Composition of Net Assets
Capital stock, at par	$2,758
Additional paid-in capital	233,077,987
Distributions in excess of net investment income	(905,260)
Accumulated net realized loss on investment and foreign currency transactions	(1,785,384)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(1,071,224)

$229,318,877

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,918	1,197	$8.29	*

C	$9,721	1,189	$8.18

Advisor	$229,299,238	27,576,883	$8.31

*	The maximum offering price per share for Class A shares was $8.66 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 33

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $39,393)	$1,141,639
Affiliated issuers	259,133
Interest (net of foreign taxes withheld of $8,624)	48,605	$1,449,377

Expenses
Advisory fee (see Note B)	929,709
Distribution fee—Class A	25
Distribution fee—Class C	98
Transfer agency—Class A	6
Transfer agency—Class C	12
Transfer agency—Advisor Class	31,924
Custodian	146,131
Audit and tax	107,305
Administrative	93,466
Legal	37,587
Registration fees	28,877
Directors’ fees	28,137
Printing	24,410
Miscellaneous	26,677

Total expenses	1,454,364
Less: expenses waived and reimbursed by the Adviser (see Note B)	(300,203)

Net expenses		1,154,161

Net investment income		295,216

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		3,724,494
Forward currency exchange contracts		(5,294,614)
Futures		(3,971,892)
Swaps		(659,368)
Foreign currency transactions		1,746,912
Net change in unrealized appreciation/depreciation of:
Investments		2,708,110
Forward currency exchange contracts		207,247
Futures		(4,334,048)
Swaps		(310,452)
Foreign currency denominated assets and liabilities		21,945

Net loss on investment and foreign currency transactions		(6,161,666)

Contributions from Affiliates (see Note B)		78

Net Decrease in Net Assets from Operations		$(5,866,372)

See notes to consolidated financial statements.

34 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017		Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$295,216		$(42,076)
Net realized loss on investment and foreign currency transactions	(4,454,468)		(930,897)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,707,198)		1,379,946
Contributions from Affiliates (see Note B)	78		478,462

Net increase (decrease) in net assets from operations	(5,866,372)		885,435
Distributions to Shareholders from
Net investment income
Class A	(1,628)		– 0	–
Class C	(1,550)		– 0	–
Advisor Class	(2,971,914)		– 0	–
Net realized gain on investment transactions
Class A	– 0	–	(23)
Class C	– 0	–	(23)
Advisor Class	– 0	–	(40,455)
Capital Stock Transactions
Net increase (decrease)	219,638,609		– 0	–

Total increase	210,797,145		844,934
Net Assets
Beginning of period	18,521,732		17,676,798

End of period (including distributions in excess of net investment income of ($905,260) and undistributed net investment income of $2,727,665, respectively)	$229,318,877		$18,521,732

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Alternative Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Alternative Return (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2017, net assets of the Fund were $229,318,877, of which $37,323,718, or 16%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Alternative Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. No classes are being publicly offered. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 or Class 2 shares have not been issued. As of October 31, 2017, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will

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consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each

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investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$16,150,745		$4,011,844		$	– 0	–	$20,162,589
Financials	8,570,542		8,781,611			– 0	–	17,352,153
Industrials	7,011,755		7,953,590			– 0	–	14,965,345
Health Care	11,867,517		2,964,048			– 0	–	14,831,565
Consumer Discretionary	6,697,168		8,029,979			– 0	–	14,727,147
Consumer Staples	7,329,907		2,265,005			– 0	–	9,594,912
Materials	4,082,121		3,777,765			– 0	–	7,859,886
Energy	4,046,639		729,768			– 0	–	4,776,407
Utilities	688,829		2,558,449			– 0	–	3,247,278
Real Estate	1,883,195		999,089			– 0	–	2,882,284
Telecommunication Services	282,420		– 0	–		– 0	–	282,420
Options Purchased – Puts	– 0	–	21,931			– 0	–	21,931
Short-Term Investments:
Governments – Treasuries	– 0	–	44,317,552			– 0	–	44,317,552
Investment Companies	39,743,114		– 0	–		– 0	–	39,743,114
U.S. Treasury Bills	– 0	–	14,984,139			– 0	–	14,984,139

Total Investments in Securities	108,353,952		101,394,770			– 0	–	209,748,722

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Investments in Securities:	Level 1		Level 2	Level 3			Total
Other Financial Instruments(a):
Assets:
Futures	$1,387,082		$3,418,516	$	– 0	–	$4,805,598	(b)
Forward Currency Exchange Contracts	– 0	–	14,539,182		– 0	–	14,539,182
Centrally Cleared Interest Rate Swaps	– 0	–	191,376		– 0	–	191,376	(b)
Total Return Swaps	– 0	–	641,800		– 0	–	641,800
Variance Swaps	– 0	–	182,523		– 0	–	182,523
Liabilities:
Futures	(7,709,256)		(976,750)		– 0	–	(8,686,006	)(b)
Forward Currency Exchange Contracts	– 0	–	(14,021,899)		– 0	–	(14,021,899)
Centrally Cleared Interest Rate Swaps	– 0	–	(720,860)		– 0	–	(720,860	)(b)
Total Return Swaps	– 0	–	(832,030)		– 0	–	(832,030)
Variance Swaps	– 0	–	(63,268)		– 0	–	(63,268)

Total(c)	$102,031,778		$103,753,360	$	– 0	–	$205,785,138

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchanged-traded swaps with upfront premiums are presented here as market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the

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accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. Effective February 3, 2017, the advisory fee was reduced from 1.00% to .75% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes,

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extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, and .99% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Effective February 3, 2017, the Expense Caps were reduced from 1.55% to 1.24%, 2.30% to 1.99%, and 1.30% to .99% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $213,895 for the fiscal period ended October 31, 2015 and $372,690 for the year ended October 31, 2016. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. For the year ended October 31, 2017, such reimbursements/waivers amounted to $169,836. The Expense Caps may not be terminated by the Adviser before February 28, 2018.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $93,466. For the year ended October 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $58,095.

During the year ended October 31, 2017 and the year October 31, 2016, the Adviser reimbursed the Fund $78 and $478,462, respectively, for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,946 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $72,272.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

Fund	Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,171	$387,121	$353,549	$39,743	$259

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $339,621, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$211,825,389		$117,826,371
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$212,943,853

Gross unrealized appreciation	$30,156,187
Gross unrealized depreciation	(32,751,307)

Net unrealized depreciation	$(2,595,120)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended October 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2017, the Fund held futures for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption

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gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2017, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the

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life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2017, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2017, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the

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Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended October 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$227,789	*	Receivable/Payable for variation margin on futures	$329,118	*

Equity contracts	Receivable/Payable for variation margin on futures	3,418,516	*	Receivable/Payable for variation margin on futures	6,936,943	*

Commodity contracts	Receivable/Payable for variation margin on futures	1,159,293	*	Receivable/Payable for variation margin on futures	1,419,945	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	191,376	*	Receivable/Payable for variation margin on exchange traded swaps	720,860	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	14,539,182		Unrealized depreciation on forward currency exchange contracts	14,021,899

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$21,931

Commodity contracts	Unrealized appreciation on total return swaps	439,433	Unrealized depreciation on total return swaps	$606,085

Equity contracts	Unrealized appreciation on total return swaps	202,367	Unrealized depreciation on total return swaps	225,945

Equity contracts	Unrealized appreciation on variance swaps	182,523	Unrealized depreciation on variance swaps	63,268

Total		$20,382,410		$24,324,063

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,811,069	$(370,997)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,141,960)	(3,765,500)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,641,001)	(197,551)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(5,294,614)	207,247

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$	– 0	–	$(23,280)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(1,367,237)		(242,860)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(11,584)		(166,652)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		719,453		99,060

Total			$(9,925,874)		$(4,460,533)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2017:

Futures:
Average original value of buy contracts	$179,367,915
Average original value of sale contracts	$254,229,339
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$247,687,261
Average principal amount of sale contracts	$276,205,340
Purchased Options:
Average monthly cost	$45,211	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$118,328,060
Total Return Swaps:
Average notional amount	$39,831,492	(b)
Variance Swaps:
Average notional amount	$113,837	(c)

(a)	Positions were open for less than one month during the year.
(b)	Positions were open for eleven months during the year.
(c)	Positions were open for two months during the year.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

All Market Alternative Return Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$6,557,719	$(5,063,465)		$	– 0	–	$(324,377)		$1,169,877
Barclays Bank PLC	4,202,269	(891,537)			– 0	–	– 0	–	3,310,732
BNP Paribas SA	273,130	(273,130)			– 0	–	– 0	–	– 0	–
Citibank, NA	83,536	– 0	–		– 0	–	– 0	–	83,536
Credit Suisse International	433,047	(433,047)			– 0	–	– 0	–	– 0	–
Deutsche Bank AG	621,546	(490,541)			(131,005)		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	197,567	(197,567)			– 0	–	– 0	–	– 0	–
HSBC Bank USA	51,220	– 0	–		– 0	–	– 0	–	51,220
JPMorgan Chase Bank, NA	37,551	– 0	–		– 0	–	– 0	–	37,551
Morgan Stanley Capital Services LLC	202,367	(202,367)			– 0	–	– 0	–	– 0	–
Nomura Global Financial Products, Inc.	1,228,123	(65,152)			– 0	–	– 0	–	1,162,971
Standard Chartered Bank	278,678	(83,678)			(195,000)		– 0	–	– 0	–
State Street Bank & Trust Co.	770,747	(447,775)			– 0	–	– 0	–	322,972
UBS AG	8,503	(8,503)			– 0	–	– 0	–	– 0	–

Total	$14,946,003	$(8,156,762)			$(326,005)		$(324,377)		$6,138,859	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$5,063,465	$(5,063,465)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	891,537	(891,537)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	3,244,337	(273,130)		– 0	–		(2,752,108)			219,099
Credit Suisse International	1,210,688	(433,047)		– 0	–		(331,750)			445,891
Deutsche Bank AG	490,541	(490,541)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	2,553,213	(197,567)		– 0	–		– 0	–		2,355,646
Morgan Stanley Capital Services LLC	225,945	(202,367)		– 0	–		(23,578)			– 0	–
Nomura Global Financial Products, Inc.	65,152	(65,152)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	83,678	(83,678)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	447,775	(447,775)		– 0	–		– 0	–		– 0	–
UBS AG	34,781	(8,503)		– 0	–		– 0	–		26,278

Total	$14,311,112	$(8,156,762)	$	– 0	–		$(3,107,436)			$3,046,914	^

AllianceBernstein All Market Alternative Return (Cayman) Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$147,558	$(147,558)		$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs International	97,443	– 0	–		– 0	–		– 0	–		97,443
JPMorgan Chase Bank, NA	194,432	(167,799)			– 0	–		– 0	–		26,633

Total	$439,433	$(315,357)		$	– 0	–	$	– 0	–		$124,076	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$306,538	$(147,558)		$(158,980)		$	– 0	–	$	– 0	–
Credit Suisse International	131,748	– 0	–	(131,748)			– 0	–		– 0	–
JPMorgan Chase Bank, NA	167,799	(167,799)		– 0	–		– 0	–		– 0	–

Total	$606,085	$(315,357)		$(290,728)		$	– 0	–	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares issued in reinvestment of distributions	197	– 0	–	$1,628	$	– 0	–

Net increase	197	– 0	–	$1,628	$	– 0	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016

Class C
Shares issued in reinvestment of distributions	189	– 0	–	$1,550	$	– 0	–

Net increase	189	– 0	–	$1,550	$	– 0	–

Advisor Class
Shares sold	25,419,522	– 0	–	$216,663,517	$	– 0	–

Shares issued in reinvestment of distributions	359,361	– 0	–	2,971,914		– 0	–

Net increase	25,778,883	– 0	–	$219,635,431	$	– 0	–

At October 31, 2017, the Adviser owns approximately 82% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of the Fund’s assets among different strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value, or NAV, when one of these asset classes is performing better or worse than others.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,975,092	$40,501

Total distributions paid	$2,975,092	$40,501

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,612,900	)(a)
Unrealized appreciation/(depreciation)	(2,577,962	)(b)

Total accumulated earnings/(deficit)	$(7,190,862)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $4,612,900.
(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Fund had a net long-term capital loss carryforward of $4,612,900 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, the disallowance of a net operating loss, and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	March 9, 2015(a) to October 31, 2015
2017	2016

Net asset value, beginning of period	$ 10.25	$ 9.81	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00	(d)	(.05)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	.24	(.09)
Contributions from Affiliates	.00	(d)	.27	– 0	–

Net increase (decrease) in net asset value from operations	(.33)	.46	(.19)

Less: Dividends and Distributions
Dividends from net investment income	(1.63)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(1.63)	(.02)	– 0	–

Net asset value, end of period	$ 8.29	$ 10.25	$ 9.81

Total Return
Total investment return based on net asset value(e)(f)	(3.22)%	4.73	%*	(1.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	1.18%	1.53%	1.55	%^
Expenses, before waivers/reimbursements(g)(h)	2.27%	4.01%	3.84	%^
Net investment income (loss)(b)	.03%	(.49)%	(1.47	)%^
Portfolio turnover rate	224%	429%	2078	%

See footnote summary on page 64.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	March 9, 2015(a) to October 31, 2015
2017	2016

Net asset value, beginning of period	$ 10.12	$ 9.76	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)	(.12)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	.24	(.10)
Contributions from Affiliates	.00	(d)	.26	– 0	–

Net increase (decrease) in net asset value from operations	(.39)	.38	(.24)

Less: Dividends and Distributions
Dividends from net investment income	(1.55)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(1.55)	(.02)	– 0	–

Net asset value, end of period	$ 8.18	$ 10.12	$ 9.76

Total Return
Total investment return based on net asset value(e)(f)	(3.95)%	3.94	%*	(2.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	1.93%	2.28%	2.30	%^
Expenses, before waivers/reimbursements(g)(h)	3.10%	4.84%	4.64	%^
Net investment loss(b)	(.72)%	(1.24)%	(2.20	)%^
Portfolio turnover rate	224%	429%	2078	%

See footnote summary on page 64.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	March 9, 2015(a) to October 31, 2015
2017	2016

Net asset value, beginning of period	$ 10.29	$ 9.82	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	(.02)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.35)	.24	(.10)
Contributions from Affiliates	.00	(d)	.27	– 0	–

Net increase (decrease) in net asset value from operations	(.33)	.49	(.18)

Less: Dividends and Distributions
Dividends from net investment income	(1.65)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(1.65)	(.02)	– 0	–

Net asset value, end of period	$ 8.31	$ 10.29	$ 9.82

Total Return
Total investment return based on net asset value(e)(f)	(3.04)%	5.03	%*	(1.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$229,299	$18,502	$17,657
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	.94%	1.27%	1.30	%^
Expenses, before waivers/reimbursements(g)(h)	1.19%	3.76%	3.57	%^
Net investment income (loss)(b)	.24%	(.24)%	(1.21	)%^
Portfolio turnover rate	224%	429%	2078	%

See footnote summary on page 64.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(g)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017 and year ended October 31, 2016 (annualized), such waiver amounted to 0.06% and 0.03%, respectively.

(h)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,		March 9, 2015(a) to October 31, 2015
	2017	2016
Class A
Net of waivers	N/A	1.52%	N/A
Before waivers	N/A	4.00%	N/A
Class C
Net of waivers	N/A	2.27%	N/A
Before waivers	N/A	4.83%	N/A
Advisor Class
Net of waivers	N/A	1.27%	N/A
Before waivers	N/A	3.75%	N/A

*	Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund’s performance would have been reduced by 2.71% for the year ended October 31, 2016.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB All Market Alternative Return Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB All Market Alternative Return Portfolio (the “Fund”), one of the portfolios constituting AB Cap Fund, Inc., as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and for the period March 9, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB All Market Alternative Return Portfolio, one of the portfolios constituting the AB Cap Fund, Inc., at October 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and for the period March 9, 2015 (commencement of operations) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2017. For individual shareholders, the Fund designates 5.22% of dividends paid as qualified dividend income. For foreign shareholders, 1.82% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3) , Senior Vice President and Independent Compliance Officer Brian T. Brugman(4) , Vice President Daniel J. Loewy(4) , Vice President Vadim Zlotnikov(4) , Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Brugman, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith+ 1345 Avenue of the Americas, New York, NY 10105 57 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)++ and the head of AllianceBernstein Investments, Inc. (“ABI”)++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 76 (2015)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as a general partner of institutional venture capital partnerships. He also has extensive nonprofit board leadership experience, and currently serves on the boards of two education and science-related nonprofit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin#,^ 75 (2015)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 - June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 - May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Michael J. Downey# 73 (2015)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.# 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
D. James Guzy#,^ 81 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin# 69 (2015)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen# 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody# 65 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner# 78 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

++	The Adviser and ABI are affiliates of the Fund.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein# 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Brian T. Brugman 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Daniel J. Loewy 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Vadim Zlotnikov 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

#	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on January 31-February 1, 2017, the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) to effect a fee reduction in respect of AB All Market Alternative Return Portfolio (the “Fund”) effective February 3, 2017.

After their review of updated comparative fee and expense information, and discussion with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards, and the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), the disinterested directors (the “directors”) unanimously approved the Amended Agreement.

The directors last approved the continuance of the Fund’s current Advisory Agreement at a meeting held on August 2-3, 2016 (the “August 2016 Meeting”) and a discussion regarding the basis for the Board’s approval is set forth below. In determining to approve the Amended Agreement the directors took into account their review at the August 2016 Meeting and noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund.

Board’s Approval at the August 2016 Meeting

The directors unanimously approved the continuance of the Fund’s current Advisory Agreement at the August 2016 Meeting.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its

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responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

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Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the August 2016 Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the August 2016 Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities

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market index, in each case for the 1-year period ended May 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the August 2016 Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

80 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

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NOTES

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AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMAR-0151-1017

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Alternative Return	2016	$68,776	$—	$20,883
	2017	$68,776	$—	$35,829

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Alternative Return	2016	$456,703	$20,883
			$—
			$(20,883)
	2017	$758,944	$35,829
			$—
			$(35,829)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 29, 2017